LEGG MASON GLOBAL TRUST, INC.:
               Legg Mason Global Government Trust
                 Legg Mason Global Equity Trust

                         Primary Shares

      Supplement to the Prospectus dated October 30, 1995

The following information is inserted in the section captioned "Expenses" on page 4 of the Prospectus:

     A Pursuant to a voluntary expense limitation, LMFA and Legg Mason have agreed to waive indefinitely the management and 12b-1 fees and assume certain other expenses to the extent necessary to limit total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.90% of average daily net assets.

     B Pursuant to a voluntary expense limitation, Batterymarch, LMFA and Legg Mason have agreed to waive the management and 12b-1 fees and assume certain other expenses to the extent necessary to limit total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% of average daily net assets annually until June 30, 1996. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses and total operating expenses would be 0.75%, 1.00%, 0.65% and 2.40% of average net assets, respectively.

The following information is inserted in the section captioned "The Funds' Management and Investment Advisers" on page 26 of the Prospectus:

Investment Adviser to Global Government

     LMFA has voluntarily agreed to waive indefinitely its fees and to reimburse Global Government to the extent necessary to limit total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.90% of Global Government's average daily net assets.

Investment Adviser to Global Equity

     LMFA and Batterymarch have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses to the extent necessary to limit the Fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% of its average daily net assets. This agreement will expire on June 30, 1996, unless extended by LMFA or Batterymarch.




                                             January 9, 1996

                 LEGG MASON GLOBAL TRUST, INC.:
               Legg Mason Global Government Trust
                 Legg Mason Global Equity Trust

                        Navigator Shares

      Supplement to the Prospectus dated October 30, 1995


The following information is inserted in the section captioned "Expenses" on page 3 of the Prospectus:

     A The expense ratio for the Navigator Class of Global Equity would have been 1.40% had LMFA, manager of the Fund, not agreed to reimburse management fees and other expenses pursuant to a voluntary expense limitation. The reimbursement agreement, wherein LMFA has agreed to continue to reimburse management fees and/or assume other expenses to the extent the Navigator Class of Global Equity's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.25% of the Fund's average daily net assets for such month, will remain in effect until June 30, 1996, and unless extended will terminate on that date.

The following information is inserted in the section captioned "The Funds' Management and Investment Advisers" on pages 23 and 24 of the Prospectus:

Investment Adviser to Global Government

     LMFA has agreed to continue to reimburse fees and/or assume other expenses indefinitely to the extent Global Government's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.15% of the Fund's average daily net assets for such month. These agreements are voluntary and may or may not be renewed by LMFA.

Investment Adviser to Global Equity

     LMFA and Batterymarch have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses to the extent necessary to limit the Fund's total operating expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.25% of its average daily net assets. This agreement will expire on June 30, 1996, unless extended by LMFA or Batterymarch.



                                             January 9, 1996

                 LEGG MASON GLOBAL TRUST, INC.:
               Legg Mason Global Government Trust
                 Legg Mason Global Equity Trust

              Primary Shares and Navigator Shares

Supplement to the Statement of Additional Information dated October 30, 1995

The following information is inserted in the section captioned "The Funds' Investment Adviser/Manager" on pages 41 and 42 of the Statement of Additional
Information:

With respect to Global Government Trust:

     LMFA voluntarily agreed to waive its fees and reimburse the Fund if and to the extent its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of the Fund's average daily net assets in accordance with the following schedule:
     0.20% annually until September 30, 1993; 0.35% annually until December 31, 1993; 0.50% annually until January 31, 1994; 0.70% annually until February 28, 1994; 0.90% annually until March 31, 1994; 1.10% annually until April 30, 1994; 1.30% annually until May 31, 1994; 1.50% annually until June 30, 1994; 1.70% annually until July 31, 1994; and 1.90% indefinitely.

With respect to Global Equity Trust:

     LMFA and Batterymarch have voluntarily agreed to waive their fees if and to the extent necessary to limit the Fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% of its average daily net assets. This agreement will expire on June 30, 1996, unless extended by LMFA and Batterymarch.

The following information is inserted in the section captioned "The Funds' Distributor" on pages 44 and 45 of the Statement of Additional Information:

     As compensation for its services and expenses, Legg Mason receives from each Fund an annual distribution fee equivalent to 0.50% (for Global Government) and 0.75% (for Global Equity) of its average daily net assets attributable to Primary Shares and an annual service fee from each Fund equivalent to 0.25% of its average daily net assets attributable to Primary Shares in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse each Fund if and to the extent its expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of each Fund's average daily net assets in accordance with the following schedule:

     Global Government: 0.20% until September 30, 1993; 0.35% until December 31, 1993; 0.50% until January 31, 1994; 0.70% until February 28, 1994;
     0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May
     31, 1994; 1.50% until June 30, 1994; 1.70% until July 31, 1994; and 1.90%
     indefinitely.

     Global Equity: 2.25 until June 30, 1996.


                                             January 9, 1996